Income tax	11 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income tax	Income tax
The components of the Group's (loss)/profit before income taxes for the eleven months ended December 31, 2019 and year ended January 31, 2019 and 2018 consisted of the following:

	Eleven Months ended December 31, 2019	Year ended January 31, 2019	Year ended January 31, 2018
	(in thousands)
United Kingdom	$(29,224)	$7,549	$(26,163)
United States	133	1,534	281
(Loss)/profit before income taxes	$(29,091)	$9,083	$(25,882)

Significant components of the provision for income taxes are as follows:

	Eleven Months ended December 31, 2019	Year ended January 31, 2019	Year ended January 31, 2018
	(in thousands)
Current income tax benefit
United States	$36	$120	$471
Total	36	120	471
Deferred income tax benefit
United Kingdom	(147)	(935)	—
Total	(147)	(935)	—
Total income tax	$(111)	$(815)	$471

The major components of deferred tax assets and liabilities at December 31, 2019 and January 31, 2019 and 2018 are as follows:

	December 31, 2019	January 31, 2019	January 31, 2018
	(in thousands)
Deferred tax assets:
Net operating loss carryforward	$20,095	$16,272	$16,931
Future exercisable shares	319	290	1,315
Provision	34	34	37
Less: Valuation allowance	(20,448)	(16,596)	(18,283)
Deferred tax assets, net of valuation allowance	—	—	—
Deferred tax liabilities:
Temporary differences relating to intangible asset	(2,057)	(2,198)	(3,372)
Deferred tax liabilities, gross	(2,057)	(2,198)	(3,372)
Deferred tax liabilities, net	$(2,057)	$(2,198)	$(3,372)

We record net deferred tax assets to the extent we believe these assets will more likely than not be realized. In making such determination, we considered all available positive and negative evidence, including scheduled reversals of deferred tax liabilities, projected future taxable income, tax planning strategies and recent financial performance.

As of December 31, 2019, we had approximately $20.1 million in U.K. loss carryforwards available to use against future taxable profits on a year by year basis to the extent that taxable profits exceed £5.0 million in each year. However, the losses will not lapse and therefore, the full amount will be relieved over time provided there are sufficient profits against which the losses can be utilized. The Group has a full valuation allowance against the deferred tax assets.

We expect no substantial limitations on the future use of U.K. loss carry-forwards.

The U.K. Finance (No 2) Act 2015, provided for reductions in the main rate of corporation tax from 20% to 19% effective from April 1, 2017, and to 18% effective from April 1, 2020. Subsequently, the Finance Act 2016, provided for a further reduction in the main rate of corporation tax to 17% effective from April 1, 2020. These corporation tax rate reductions have been reflected in the calculation of deferred tax at the year-end date. In the Spring Budget 2020, the Government announced that from April 1, 2020, the corporation tax rate would remain at 19% (rather than reducing to 17%, as previously enacted). This new law was substantively enacted on March 17, 2020. As the proposal to keep the rate at 19% had not been enacted at the balance sheet date, its effects are not included in these consolidated financial statements. However, it is likely that the overall effect of the change, had it been enacted by the balance sheet date, would be to increase the deferred tax asset by $2.4 million and the valuation allowance by an equal amount.
The reconciliation between the U.K. statutory income tax rate for Summit and the effective income tax rates are as follows:

	Eleven Months ended December 31, 2019	Year ended January 31, 2019	Year ended January 31, 2018
U.K. corporation tax rate	19.00%	19.00%	19.17%
Effect of:
Adjustment on adoption of ASC 606	—%	(36.13)%	(12.65)%
Adjustment on adoption of ASC 842	—%	0.10%	0.03%
Change in valuation allowance	(11.03)%	11.93%	(3.79)%
Non-deductible expenses	(1.49)%	25.93%	(1.60)%
Refundable R&D tax credit	3.07%	(5.20)%	3.55%
R&D deduction surrendered	(9.52)%	—%	(5.27)%
R&D deduction benefit	—%	(18.62)%	—%
Overseas profits taxed at different rates	(0.16)%	4.25%	(1.26)%
Release of temporary difference relating to intangible assets	0.51%	(10.23)%	—%
Reported effective income tax rate	0.38%	(8.97)%	(1.82)%

In the U.K., we are entitled to a research and development tax relief for small and medium-sized enterprises which allows us an enhanced deduction rate of 230% on qualifying research and development expenditure (the tax relief). If we incur tax losses, we are entitled to surrender the lesser of unrelieved tax loss sustained and the tax relief. As the realization of the tax relief does not depend on our generation of future taxable income or our ongoing tax status or tax position, we do not consider the tax relief as an element of income tax accounting under ASC 740. For the eleven months ended December 31, 2019 and for the year ended January 31, 2019 and 2018 we recognized research and development tax relief of $4.7 million, $2.5 million and $5.4 million which is included in other operating income in the consolidated statements of operations and other comprehensive (loss)/income.

The Tax Cuts and Jobs Act of 2017 (the "2017 Tax Act"), which was signed into law on December 22, 2017, has resulted in significant changes to the United States corporate income tax system. These changes included a federal statutory rate reduction from 35% to 21% and the elimination or reduction in the deductibility of certain credits and limitations, such as credits related to designated orphan drugs, net operating losses, interest expense, and executive compensation. The federal statutory rate reduction took effect on January 1, 2018. This has had minimal impact to the Group as the U.S. entity makes little to no profit.

The Company does not have any uncertain tax positions as of December 31, 2019. The Company was audited for fiscal tax year 2015 by the Internal Revenue Service, which was closed with no findings.